UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

 (Date of earliest event reported):

May 23, 2011

COVER-ALL TECHNOLOGIES INC.

(Exact name of Registrant as Specified in its Charter)

Delaware

0-13124

13-2698053

(State or Other Jurisdiction

(Commission

(IRS Employer

of Incorporation)

File Number)

Identification No.)

55 Lane Road, Fairfield, New Jersey 07004

(Address of Principal Executive Offices)

Registrant's telephone number, including area code          (973) 461-5200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On May 23, 2011, Cover-All Technologies Inc. (the “Company”) issued a press release announcing that the Company has received notification that its common stock has been approved for listing on the NYSE Amex stock exchange (“NYSE Amex”) and that the Company expects its common stock to begin trading on the NYSE Amex under the trading symbol “COVR” on May 25, 2011.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

99.1

Press Release, dated May 23, 2011.

[signature on following page]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVER-ALL TECHNOLOGIES INC.

Date:  May 23, 2011

By:

    /s/ Ann Massey

Ann Massey, Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release, dated May 23, 2011.